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                                                                    EXHIBIT 10.5

                         GEOSYSTEMS GLOBAL CORPORATION
                         -----------------------------

                                April 11, 1997

             WRITTEN CONSENT OF SHAREHOLDERS TO CORPORATE ACTIONS
             ----------------------------------------------------

Pursuant to Section 228 of the Delaware General Corporation Law, the undersigned, being all of the shareholders entitled to vote shares of equal stock of GeoSystems Global Corporation, a Delaware corporation (the "Company"), hereby consent in writing to the following corporate action:

VOTED: The number of options that may be granted pursuant to the 1995 Stock Option Plan be increased by 747,725 shares for a total of 1,404,275 shares.